UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 7, 2003



                               FINISHMASTER, INC.
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State of other jurisdiction of incorporation)


                   0-23222                                 38-2252096
          (Commission File Number)             (IRS Employer Identification No.)

        54 Monument Circle, Suite 800
            Indianapolis, Indiana                            46204
  (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (317) 237-3678

Item 5. Other Events.

     On July 7, 2003, FinishMaster, Inc., an Indiana Corporation (the "Company") filed a Form 15 to effect a termination of registration of its common stock under the Securities and Exchange Act of 1934. The Company issued a press release announcing the filing of the Form 15 which is filed as an exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit 99 - Press Release dated July 7, 2003.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        /s/  Robert R. Millard
                                        ----------------------------------------
                                        Robert R. Millard, Senior Vice President
                                        and Chief Financial Officer

Dated: July 7, 2003